GOING CONCERN	12 Months Ended
Dec. 31, 2021
GOING CONCERN
GOING CONCERN

3.GOING CONCERN

As reflected in the Company’s consolidated financial statements, the Company had a net loss of $6,747,453 for the year ended December 31, 2021 and has a negative cash flow of $31,213,199 and $3,393,204 from operating activities for the years ended December 31, 2021 and 2020, respectively. These factors raise a substantial doubt about the Group’s ability to continue as a going concern.

As of December 31, 2021, the Company had cash and cash equivalent of $4,751,538 and restricted cash of $4,131,313 in four bank accounts of Beijing Baosheng, which were frozen pursuant to the Freezing Order issued by Beijing Haidian District People’s Court for a legal proceeding among a plaintiff and Beijing Baosheng (the “Freezing Order”). As of the date of this annual report, three out of the four frozen accounts with a total balance of $4,051,966 as of December 31, 2021 have been unfrozen and the unfreezing procedure for the remaining one account with a balance of $79,347 as of December 31, 2021 is still in progress, which is expected to be completed by the end of July 2022. In connection with the Freezing Order, the 100% equity interest in both Horgos Baosheng and Kashi Baosheng held by Beijing Baosheng were frozen by the court. As of December 31, 2021, the net assets of Horgos Baosheng and Kashi Baosheng were $27,210,992 and $2,804,996, respectively. Additionally, the unfreezing procedure related to Beijing Baosheng’s equity interests in Horgos Baosheng and Kashi Baosheng is still in progress. Management expects that the impacted equity interests will be unfrozen upon the expiration date of the Freezing Order in August 2022 (see Note 17 Contingencies).

The Company intends to meet the cash requirements for the next 12 months from the issuance date of this report through a combination of application of credit terms, bank loans, and principal shareholder’s financial support. The Company will focus on the following activities:

a.	The Company is in progress of application of credit terms from a publisher, to which the Company had prepayments of $3,358,839 as of December 31, 2021;
b.	As of December 31, 2021, the working capital was $66,719,577, consisting of net accounts receivable of $56,363,183, and media deposit balance of $2,671,123. The Company expected to collect the outstanding net balances (after deducting the bad debt allowance) within the twelve months from the issuance of the report. As of December 31, 2021, the working capital of Horgos Baosheng and Kashi Baosheng were $9,703,890 and $8,030,049, respectively, which were restricted pursuant to the Freezing Order and such restrictions are expected to be released upon the expiration date in August 2022; and
c.	In April 2022, a principal shareholder of the Company, has agreed to consider to provide necessary financial support in the form of debt to the Company to enable the Company to meet its other liabilities and commitments as they become due for at least twelve months from the issuance date of this report.

However, future financing requirements will depend on many factors, including the scale and pace of the expansion of the Company’s advertising business, the expansion of the Group’s sales and marketing activities, and potential investments in, or acquisitions of, businesses or technologies. Inability to obtain credit terms from medias or access to financing on favorable terms in a timely manner or at all would materially and adversely affect the Company’s business, results of operations, financial condition, and growth prospects.